UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): October 13, 2010 (October 12, 2010)
First Franklin Corporation
(Exact name of registrant as specified in its charter)

Delaware	0-16362	31-1221029

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4750 Ashwood Drive, Cincinnati, Ohio	45241

(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (513) 469-5352
(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☑	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 1 — Registrant’s Business and Operations
Item 1.01 Entry into a Material Definitive Agreement.
On October 12, 2010, First Franklin Corporation (the “Company”) and its wholly-owned subsidiary, The Franklin Savings and Loan Company (“Franklin Savings”), entered into an Agreement and Plan of Merger (the “Merger Agreement”) with Cheviot Financial Corp. (“Cheviot Financial”), Cheviot Savings Bank and Cheviot Merger Subsidiary, Inc. (“Merger Sub”).
Merger Agreement
The Merger Agreement provides for a business combination whereby Merger Sub will merge with and into the Company (the “Merger”). As a result of the Merger, the separate corporate existence of Merger Sub will cease and the Company will continue as the surviving corporation in the Merger. At the effective time of the Merger, each share of common stock, par value $0.01 per share, of the Company (other than shares owned by the Company, Cheviot Financial, Cheviot Savings Bank and Merger Sub) will be converted into the right to receive $14.50 in cash. Each Company stock option outstanding at the time of the closing will be converted into an amount of cash equal to the positive difference, if any, between $14.50 and the exercise price of such stock option.
The Merger Agreement has been unanimously approved by the Company’s board of directors. The Merger is subject to the approval of a majority of the Company’s stock outstanding and entitled to vote at the meeting, the attainment of regulatory approvals and other customary closing conditions. The Merger Agreement contains customary representations, warranties and covenants of the Company, Franklin Savings, Cheviot Financial, Cheviot Savings Bank and Merger Sub.
The Company and Franklin Savings have generally agreed not to solicit proposals relating to, or enter into discussions concerning, alternative mergers, consolidations, acquisitions or other business combination transactions.
The Merger Agreement contains certain termination rights for both the Company and Cheviot Financial, including allowing the Company to terminate the Merger Agreement if the Company has received an acquisition proposal that the Company’s board of directors reasonably determines to be superior to the Merger from a financial point-of-view to the Company’s stockholders. Further, upon termination of the Merger Agreement under certain circumstances, the Company may be required to pay Cheviot Financial a termination fee of $980,000.
A copy of the Merger Agreement is attached hereto as Exhibit 2.1 and is incorporated herein by reference. The foregoing description of the Merger Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Merger Agreement.

Cautionary Notice Regarding Forward Looking Statements
Certain statements in this Current Report on Form 8-K contain forward-looking statements. These forward-looking statements are based on current expectations, estimates, forecasts and projections of future company or industry performance based on management’s judgment, beliefs, current trends and market conditions. Actual outcomes and results may differ materially from what is expressed, forecasted or implied in any forward-looking statement. Forward-looking statements may be identified by the use of words such as “will,” “expects,” “intends,” “plans,” “anticipates,” “believes,” “seeks,” “estimates,” and similar expressions. There are a number of risks and uncertainties that could cause actual results to differ materially from the forward-looking statements included in this document. For example, (1) the Company may be unable to obtain stockholder approval required for the transaction; (2) regulatory approvals required for the transaction may not be obtained, or required regulatory approvals may delay the transaction or result in the imposition of conditions that could have a material adverse effect on the Company or Cheviot Financial or cause the parties to abandon the transaction; (3) conditions to the closing of the transaction may not be satisfied; (4) the business of the Company or Cheviot Financial may suffer as a result of uncertainty surrounding the transaction; and (5) the Company or Cheviot Financial may be adversely affected by other economic, business, and/or competitive factors. The Company undertakes no obligation to update any forward-looking statements, whether as a result of new information, future events or otherwise. Readers are cautioned not to place undue reliance on these forward-looking statements.
Additional Information and Where to Find It
In connection with the proposed transaction, a proxy statement of the Company and other materials will be filed with the Securities Exchange Commission (“SEC”). WE URGE INVESTORS TO READ THE PROXY STATEMENT AND THESE OTHER MATERIALS CAREFULLY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT FIRST FRANKLIN CORPORATION AND THE PROPOSED TRANSACTION. Investors will be able to obtain free copies of the proxy statement (when available) as well as other filed documents containing information about the Company on the SEC’s website at http://www.sec.gov. Free copies of the Company’s SEC filings are also available from First Franklin Corporation, 4750 Ashwood Drive, Cincinnati, Ohio 45241, Attention: Secretary.
Participants in the Solicitation
The Company and its executive officers, directors, other members of management, employees and Cheviot Financial may be deemed, under SEC rules, to be participants in the solicitation of proxies from the Company’s stockholders with respect to the proposed transaction. Information regarding the Company’s executive officers and directors is set forth in the Company’s definitive proxy statement for its 2010 annual meeting of stockholders, which was filed with the SEC on April 22, 2010. More detailed information regarding the identity of potential participants, and their direct or indirect interests, by securities holdings or otherwise, will be set forth in the proxy statement and other materials to be filed with the SEC in connection with the proposed transaction.

Section 8 — Other Events
Item 8.01 Other Events.
On October 13, 2010, the Company issued a press release announcing the signing of the Merger Agreement, a copy of which is filed as Exhibit 99.1 hereto.
Section 9 — Financial Statements and Exhibits
Item 9.01 Financial Statements and Exhibits.
(a) – (c) Not applicable.
(d) Exhibits.

Exhibit No.	Description

2.1
Agreement and Plan of Merger, dated as of October 12, 2010, among Cheviot Financial Corp., Cheviot Merger Subsidiary, Inc., Cheviot Savings Bank, First Franklin Corporation and The Franklin Savings and Loan Company

99.1	Press Release dated October 13, 2010

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

First Franklin Corporation
Dated: October 13, 2010	By:	/s/ Daniel T. Voelpel
Daniel T. Voelpel
Vice President and Chief Financial Officer

INDEX TO EXHIBITS
Current Report on Form 8-K
Dated October 13, 2010
First Franklin Corporation

Exhibit No.	Description

2.1
Agreement and Plan of Merger, dated as of October 12, 2010, among Cheviot Financial Corp., Cheviot Merger Subsidiary, Inc., Cheviot Savings Bank, First Franklin Corporation and The Franklin Savings and Loan Company

99.1	Press Release dated October 13, 2010